Exhibit 99.1

RADIANT RECEIVES NYSE NOTICE REGARDING ITS LATE FORM 10-K FILING

FORM 10-K DELAYED AS RADIANT ANNOUNCES INTENTION TO RESTATE

CERTAIN RECENT FINANCIAL STATEMENTS TO CORRECT TIMING ERRORS

RENTON, WA. October 4, 2022 – Radiant Logistics, Inc. (NYSE American: RLGT), a third-party logistics and multimodal transportation services company, announced today in a Form 8-K filed with the Securities and Exchange Commission, that it did not timely file its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, and, following consultation with the Company’s current and predecessor independent registered public accounting firms, has determined to restate its fiscal 2021 audited financial statements, each of the interim quarterly financial statements filed on Form 10-Q during fiscal 2021, as well as each of the interim quarterly financial statements filed on Form 10-Q during its 2022 fiscal year (the “Restatement Periods”), to correct for historical errors related principally to the timing of the recognition of the Company’s estimated accrual of in-transit revenues and related costs. As a result, investors, analysts and all other persons should not rely on the Company’s previously released financial statements, press releases, earnings releases, investor presentations or other financial information or communications describing the Company’s consolidated financial statements, that cover any periods during the Restatement Periods. The Company is still in the process of completing its analysis of the impact of the errors on the financial statements of the Company for the fiscal year ended June 30, 2020.

Based on its preliminary findings, the Company determined that the impact of the errors on its previously reported financial statements for the fiscal year ended June 30, 2021, include the following:

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Reported Revenues of $889.1 million were understated by approximately $14.1 million to $17.3 million
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Reported Total Operating Expenses of $863.1 million were understated by approximately $14.7 million to $18.0 million
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Reported Net Income Attributable to Radiant Logistics, Inc. of $22.9 million was overstated by approximately $0.4 million to $0.5 million
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Reported Contract Assets of $27.8 million were understated by approximately $21.7 million to $26.4 million
•
Reported Total Liabilities of $195.8 million were understated by approximately $21.5 million to $26.3 million

In addition to the impact on the Company’s financial statements noted above, the Company determined that the errors resulted in the overstatement of its previously reported Adjusted EBITDA, a non-GAAP financial measure, of $48.8 million for the fiscal year ended June 30, 2021, by approximately $0.5 million to $0.7 million.

For further information please refer to the Company’s Current Report on Form 8-K filed with the SEC today.

Given the time and focus dedicated to review of the underlying accounting issues associated with the planned restatement, the Company was unable to timely file its Annual Report on Form 10‑K for the fiscal year ended June 30, 2022. As a result, it received a notice on September 29, 2022 from the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 1007 of the NYSE American Company Guide. In accordance with NYSE rules, the Company contacted the NYSE to discuss the status of the late filing. The noncompliance with the timely filing criteria under the NYSE American Company Guide has no immediate effect on the listing or trading of the Company’s common stock on the NYSE. The NYSE has informed the Company that, under NYSE rules, the Company will have up to six months from the Form 10-K due date to file the Form 10-K with the SEC; however, under the NYSE American Company Guide, the NYSE retains discretion to accelerate the time within which the Company will be required to regain compliance with all applicable listing standards. The Company expects to regain compliance with the NYSE listing standards at any time prior to that date by filing its Form 10-K with the SEC. The Company expects to complete this filing within the next thirty (30) days.

About Radiant Logistics (NYSE American: RLGT)

Radiant Logistics, Inc. (www.radiantdelivers.com) is a third-party logistics and multimodal transportation services company delivering advanced supply chain solutions through a network of company-owned and strategic operating partner locations across North America. Through its comprehensive service offering, Radiant provides domestic and international freight forwarding services, truck and rail brokerage services and other value-added supply chain management services, including customs brokerage, order fulfillment, inventory management and warehousing to a diversified account base including manufacturers, distributors and retailers using a network of independent carriers and international agents positioned strategically around the world.

Forward-Looking Statements Qualification

This announcement contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We have developed our forward-looking statements based on management’s beliefs and assumptions, which in turn rely upon information available to them at the time such statements were made. Such forward-looking statements reflect our current perspectives on our business, future performance, existing trends and information as of the date of this announcement. These include, but are not limited to, the nature and estimated amount of adjustments to our financial statements covering the Restatement Periods as the final adjustments may vary from the amounts estimated in this Report and such variance may be material; the timing for completion of the restated financial statements included within the Restatement Periods and the associated Securities and Exchange Commission filings within which the restated financial statements are to be included; and such other factors that may be identified: (i) in our Form 10-K for the fiscal year ended June 30, 2021, including those set forth under the caption “Risk Factors” in such Form 10-K; and (ii) in such other Securities and Exchange Commission filings and other public announcements, following our Form 10-K for the fiscal year ended June 30, 2021. For the purpose of our forward-looking statements, we assume that we will within the short-term remediate any temporary compliance issues we are presently experiencing with the NYSE as we contemplate being able to regain compliance with all applicable SEC and exchange compliance requirements once we are able to file the delinquent Form 10-K with the SEC. We also assume that we will be able to secure whatever waivers and/or consents as may be necessary, if at all, to maintain compliance under our senior credit facility as a consequence of our inability to timely provide fiscal 2022 year-ending financial statements to our senior lenders, as well as the modifications that may be required of past compliance certifications that we have provided to our senior lenders during the Restatement Periods. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Investor Contact: Radiant Logistics, Inc. Todd Macomber (425) 943-4541 tmacomber@radiantdelivers.com	Media Contact: Radiant Logistics, Inc. Jennifer Deenihan (425) 462-1094 jdeenihan@radiantdelivers.com